UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21654

Pioneer Floating Rate Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end: November 30, 2022

Date of reporting period: December 1, 2021 through May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating Rate Fund, Inc.

Semiannual Report | May 31, 2022

Ticker Symbol: PHD

visit us: www.amundi.com/us

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

July 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 3

Portfolio Management Discussion | 5/31/22

In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund, Inc. during the six-month period ended May 31, 2022. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc.(Amundi US), is responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended May 31, 2022?
A	Pioneer Floating Rate Fund, Inc. returned -5.70% at net asset value (NAV) and -18.83% at market price during the six-month period ended May 31, 2022. During the same six-month period, the Fund’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned -1.82% at NAV. Unlike the Fund, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same six-month period, the average return at NAV of the 64 closed end funds in Morningstar’s Bank Loan Closed End Funds category (which may or may not be leveraged), was -2.89%, and the average return at market price of the closed end funds in the same Morningstar category was -10.70%.

The shares of the Fund were selling at a 11.5% discount to NAV on May 31, 2022. Comparatively, the shares of the Fund were selling at a 2.8% premium to NAV on November 30, 2021.

The Fund’s standardized, 30-day SEC yield was 6.6% on May 31, 2022*.

Q	How would you describe the environment for investing in bank loans during the six-month period ended May 31, 2022?
A	As the period opened, the market appeared to shrug off concerns over the prospect of tighter Federal Reserve System (Fed) monetary policy and the rapidly spreading Omicron variant of COVID-19, as we saw solid performance for credit-sensitive categories of the fixed-income market, including bank loans. Late 2021 and early 2022 saw elevated leveraged-finance activity and loan issuance, driven by both mergers and
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

4 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

acquisitions as well as dividends extracted by private-equity investors. Record levels of collateralized loan obligation (CLO) issuance and historically high flows into loan mutual funds also supported loan valuations, leading to tighter spreads and strong performance. (Loans spreads are the interest rates over and above the rate charged to borrowers by banks.)

However, the first quarter of 2022 saw market sentiment dominated by increased geopolitical tensions, a worsening growth/inflation mix arising from a spike in commodity prices, and the prospect of rising interest rates due to changing policies of many central banks, which led to losses across most asset classes within fixed income.

Russia’s invasion of Ukraine in late February, together with US and European sanctions on Russia, led to sharp increases in energy, metals, and food prices, adding downside risk to real economic growth and adding upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated the existing supply chain disruptions and raised concerns about further risks to global economic growth.

At the same time, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March meeting, the Fed’s Open Market Committee (FOMC) raised the federal funds rate target range by a quarter-point, to 0.25% - 0.50%, then enacted a second increase to the target range of 50 basis points (bps) in May, a few weeks before the end of the six-month period. The Fed also indicated that further increases in the benchmark overnight lending rate would follow rapidly. (A basis point is equal to 1/100th of a percentage point.) In addition, the Fed formally ended its pandemic-era quantitative easing program and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

Against this backdrop, loan issuance ground to a halt amid a sharp sell-off, and spreads widened to three-year highs, leading to losses in February across the broader loan market. Unlike most other fixed-income assets, the loan market posted positive returns through the end of April, because of the overall lower duration of bank loans in general, but the loan market saw a steep decline in May as investors came to fear that the Fed would feel compelled to raise interest rates at a pace that risked

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 5

pushing the economy into recession. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

For the full six-month period ended May 31, 2022, loans generated negative returns.

Q	What factors had the biggest effects on the Fund’s benchmark-relative performance during the six-month period ended May 31, 2022?
A	In broad terms, the Fund’s underperformance relative to the S&P/LSTA Index was driven primarily by loan selection. By loan sector, selection results for the Fund lagged within health care, steel, drugs, and utilities. Conversely, a portfolio underweight to home furnishings, selection results within conglomerates, an underweight to telecommunication services, and selection results within forest products proved additive to the Fund’s relative performance for the six-month period. The Fund’s allocations across loan-rating categories, where we favored loans rated “CCC” versus loans with “B” ratings, detracted from benchmark-relative performance, as risk-aversion among investors increased over the course of the period.

Another detractor from benchmark-relative returns during the six-month period was the Fund’s exposure to high-yield corporate bonds. We have typically maintained a modest, out-of-benchmark exposure to high-yield corporate bonds in the portfolio, both through investments in individual names and occasionally through the use of derivatives, with the aim of helping to improve the risk/reward and liquidity profile of the portfolio. The non-benchmark allocation had a negative effect on relative returns during the six-month period, as high-yield corporates notably underperformed bank loans. In addition, the Fund’s allocations to pass-through and structured residential MBS (RMBS) detracted from benchmark-relative returns.

In terms of individual positions that detracted from the Fund’s relative performance, a number came from within health care, led by dialysis provider US Renal, as a pending lawsuit against a large competitor weighed on investors’ sentiment concerning the loan. Within the steel industry, the portfolio’s holding of a loan for Phoenix Services was a laggard during the six-month period, as the company’s results have been negatively affected by rising costs for labor and other inputs. Finally, overweight exposure to the loan for utility Eastern Power Group detracted from the Fund’s relative returns, as investors remained concerned that electricity demand from New York City would not recover fully from the effects of the pandemic.

6 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Positive individual contributors to the Fund’s benchmark-relative returns for the six-month period included exposure to business services provider DTI Holdings, as the company’s improved operating results enabled it to refinance its loan. An allocation to the bonds of Aeromexico also contributed notably to the Fund’s relative performance, as Mexico’s flagship airline emerged from bankruptcy financing. The company’s results have been bolstered by the slow return of air travel to normal (pre-pandemic) levels. Finally, the Fund’s position in Neotech (also known as Natel Engineering), which designs and tests semiconductors for OEM (original equipment manufacturing), contributed positively to relative returns. The loans were upgraded by the ratings agencies during the period as the semiconductor supply-chain shortages started to show evidence of easing.

Q	How did the level of leverage in the Fund change over the six-month period ended May 31, 2022?
A	The Fund employs leverage through a revolving credit facility. (See Note 10 to the Financial Statements.)

As of May 31, 2022, 32.9% of the Fund’s total managed assets were financed by leverage (or borrowed funds), compared with 32.7% of total managed assets financed by leverage at the start of the period on November 30, 2021. During the six month period, the Fund decreased the absolute amount of funds borrowed by a total of $5.3 million, to $64.2 million as of May 31, 2022. The percentage of the Fund's total managed assets financed by leverage increased during the period due to the decrease in the total managed assets of the Fund.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended May 31, 2022? If so, did the derivatives have any material effect on performance?
A	The Fund had some exposure to forward foreign currency exchange contracts (currency forwards) during the six-month period. The currency forwards had no material effect on the Fund's performance.
Q	Did the Fund’s distributions** to shareholders change during the six-month period ended May 31, 2022?
A	No, the Fund’s distributions to shareholders did not change during the six-month period. The Fund’s monthly distribution rate began and ended the six-month period at the same level, at $0.05750 per share/per month.

** Distributions/dividends are not guaranteed.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 7

Q	What is your investment outlook?
A	The default rate on loans for the 12 months ended May 31, 2022, was 0.21% by loan volume, near historic lows, and below the historical average of slightly below 3%. The default rate by number of issuers was 0.35%, slightly above a record low of 0.26% printed in April 2022. In addition, recovery rates for loans have exceeded those for their high-yield corporate counterparts in recent years.

Loan performance weakened notably in May as credit markets grappled with the Fed’s increasing sense of urgency concerning interest-rate hikes. We are cognizant of the risk that the Fed could “overshoot” on rate increases and send the economy into recession, which would likely create an unfavorable backdrop for credit-oriented assets in general, including loans. While it may prove challenging for the Fed to achieve a “soft” economic landing as it works to bring inflation back down to its stated long-term target of 2%, we maintain a constructive view on loan-market fundamentals over the remainder of 2022. The outlook for continued below average loan-default rates is supported, in our opinion, by interest-coverage ratios for borrowers that have been more favorable than when the economy was entering the 2008-2009 financial crisis, or at the onset of the COVID-19 pandemic in the spring of 2020. And thus, under most scenarios, we think those factors should be sufficient for the loan market to absorb increases in the bank-loan reference rate likely to result from the Fed’s steps to normalize short-term rates. Beyond 2022, we anticipate default rates could remain below average, as historical trends suggest that loan defaults typically have not peaked for nine to 12 months after the Fed has finished raising interest rates. Of course, historical precedent does not guarantee future outcomes.

The outlook for Fed interest-rate increases should be supportive of loans, in our view, due to their floating-rate feature and low interest-rate sensitivity, especially as loan interest payments have continued to rise above their floors. (A loan floor is an agreed-upon rate in the lower range of rates associated with a floating-rate product, used in derivative contracts and loan agreements).

In addition, the loan market has continued to trade at a discount to par (face) value, which has created the potential for capital appreciation. We will continue to maintain a focus on quality and careful evaluation of individual loans when choosing investments for the portfolio, especially if the Fed’s rate-raising cycle becomes more accelerated than anticipated and, at the same time, economic growth turns negative.

8 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Please refer to the Schedule of Investments on pages 14–37 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

The Fund may use derivatives, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 9

opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. These types of instruments can increase price fluctuation.

The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Fund’s income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the Fund’s use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Fund invests in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Portfolio Summary | 5/31/22

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1	.	Traverse Midstream Partners LLC, Advance, Term Loan, 5.25%
		(Term SOFR + 425 bps), 9/27/24	1.72%
2	.	Team Health Holdings, Inc., Extended Term Loan, 6.284%
		(Term SOFR + 525 bps), 3/2/27	1.60
3	.	Natel Engineering Co., Inc., Initial Term Loan, Term Loan, 7.743%
		(LIBOR + 625 bps), 4/30/26	1.13
4	.	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan,
		Term Loan, 5.065% (Term SOFR + 425 bps), 11/20/26	1.09
5	.	Clear Channel Outdoor Holdings, Inc., Term B Loan, Term Loan,
		4.739% (LIBOR + 350 bps), 8/21/26	0.99
6	.	Verscend Holding Corp., Term B-1 Loan, Term Loan, 5.06%
		(LIBOR + 400 bps), 8/27/25	0.97
7	.	Garda World Security Corp., Term B-2 Loan, Term Loan, 5.26%
		(LIBOR + 425 bps), 10/30/26	0.97
8	.	Altice France SA, USD TLB-13 Incremental Term Loan, Term Loan,
		5.411% (LIBOR + 400 bps), 8/14/26	0.97
9	.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	0.87
10	.	US Renal Care, Inc., Initial Term Loan, Term Loan, 5.764%
		(LIBOR + 500 bps), 6/26/26	0.86

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 11

Prices and Distributions | 5/31/22

Market Value per Share^

	5/31/22	11/30/21
Market Value	$9.35	$11.90
Premium/(Discount)	(11.54)%	2.76%

Net Asset Value per Share^

	5/31/22	11/30/21
Net Asset Value	$10.57	$11.58

Distributions per Share
	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
12/1/21–5/31/22	$0.3500	$ —	$ —

Yields
	5/31/22	11/30/21
30-day SEC Yield	6.65%	5.78%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.

12 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Performance Update | 5/31/22

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Fund, Inc. during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns
(As of May 31, 2022)

	Net
	Asset		S&P/LSTA
	Value	Market	Leveraged
Period	(NAV)	Price	Loan Index
10 Years	4.84%	3.52%	4.04%
5 Years	3.36	1.90	3.35
1 Year	-3.94	-11.86	-0.26

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 13

Schedule of Investments | 5/31/22

(unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 148.1%
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 122.6% of Net Assets*(a)
	Advanced Materials — 1.7%
946,918	Gemini HDPE LLC, 2027 Advance, 4.239% (LIBOR +
	300 bps), 12/31/27	$929,559
1,390,495	Groupe Solmax, Inc., Initial Term Loan, 5.756% (LIBOR +
	475 bps) , 5/29/28	1,307,065
	Total Advanced Materials	$2,236,624
	Advertising Sales — 1.5%
2,075,531	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	4.739% (LIBOR + 350 bps), 8/21/26	$1,902,859
	Total Advertising Sales	$1,902,859
	Advertising Services — 1.8%
920,000	CB Poly US Holdings, Inc., Initial Term Loan, 6.811%
	(Term SOFR + 550 bps), 5/18/29	$894,700
497,500	Dotdash Meredith, Inc., Term Loan B, 4.866% (Term
	SOFR + 400 bps), 12/1/28	478,222
995,000	Summer BC Holdco B S.a r.l. USD Additional Facility B2,
	5.506% (LIBOR + 450 bps), 12/4/26	953,956
	Total Advertising Services	$2,326,878
	Aerospace & Defense — 2.2%
902,500	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps), 3/19/26	$852,863
691,276	Spirit AeroSystems, Inc., (fka Mid-Western Aircraft
	Systems, Inc. and Onex Wind Finance LP.), 2021
	Refinancing Term Loan, 4.81% (LIBOR +
	375 bps), 1/15/25	675,290
1,537,777	WP CPP Holdings, LLC, First Lien Initial Term Loan,
	4.99% (LIBOR + 375 bps), 4/30/25	1,387,843
	Total Aerospace & Defense	$2,915,996
	Airlines — 2.7%
500,000	AAdvantage Loyalty IP, Ltd. (American Airlines, Inc.),
	Initial Term Loan, 5.813% (LIBOR +
	475 bps) , 4/20/28	$498,750
1,267,566	Allegiant Travel Co., Replacement Term Loan, 4.444%
	(LIBOR + 300 bps), 2/5/24	1,241,422
185,000	LATAM Airlines Group S.A., Tranche A Facility, 8.234%
	(Term SOFR + 750 bps), 8/8/22	185,809
1,250,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual
	Property Assets, Ltd.), Initial Term Loan, 6.25%
	(LIBOR + 525 bps), 6/21/27	1,271,008
340,000	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term
	Loan, 4.75% (LIBOR + 375 bps), 10/20/27	344,108
	Total Airlines	$3,541,097

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)			Value
		Airport Development & Maintenance — 0.2%
250,000		KKR Apple Bidco LLC, Second Lien Initial Term Loan,
		6.81% (LIBOR + 575 bps), 9/21/29	$244,375
		Total Airport Development & Maintenance	$244,375
		Applications Software — 0.9%
250,000		EP Purchaser LLC, First Lien Closing Date Term Loan,
		4.506% (LIBOR + 350 bps), 11/6/28	$244,125
981,250		Loyalty Ventures, Inc., Term B Loan, 5.56% (LIBOR +
		450 bps), 11/3/27	919,922
		Total Applications Software	$1,164,047
		Auction House & Art Dealer — 0.4%
496,250		Sotheby’s, 2021 Second Refinancing Term Loan,
		5.544% (LIBOR + 450 bps), 1/15/27	$483,223
		Total Auction House & Art Dealer	$483,223
		Auto Parts & Equipment — 3.7%
645,125		Adient US LLC, Term B-1 Loan, 4.31% (LIBOR +
		325 bps), 4/10/28	$609,643
595,500		Autokiniton US Holdings, Inc., (aka L&W, Inc.) Closing
		Date Term B Loan, 5.345% (LIBOR + 450 bps), 4/6/28	567,214
1,715,245		First Brands Group LLC, First Lien 2021 Term Loan,
		6.00% (Term SOFR + 500 bps), 3/30/27	1,649,495
1,577,648		IXS Holdings, Inc., Initial Term Loan, 5.00% (LIBOR +
		425 bps), 3/5/27	1,416,594
746,250		Wheel Pros, Inc., First Lien Initial Term Loan, 5.428%
		(LIBOR + 450 bps), 5/11/28	620,631
		Total Auto Parts & Equipment	$4,863,577
		Auto-Truck Trailers — 1.8%
1,491,244		American Trailer World Corp., First Lien Initial Term
		Loan, 4.634% (Term SOFR + 350 bps), 3/3/28	$1,345,847
222,222		Novae LLC, Delayed Draw Term Loan, 5.919% (Term
		SOFR + 500 bps), 12/22/28	216,389
777,778		Novae LLC, Tranche B Term Loan, 5.75% (Term SOFR +
		500 bps), 12/22/28	757,361
		Total Auto-Truck Trailers	$2,319,597
		Beverages — 0.5%
166,667		Naked Juice LLC, First Lien Initial Term Loan,
		4.001% (Term SOFR + 325 bps), 1/24/29	$158,708
500,000	(b)	Pegasus BidCo BV, (USD) Term Loan, 5/5/29	495,313
		Total Beverages	$654,021
		Broadcast Service & Programing — 0.5%
750,000		Univision Communications, Inc., First Lien Initial Term
		Loan, 4.31% (LIBOR + 325 bps), 1/31/29	$720,000
		Total Broadcast Service & Programing	$720,000

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 15

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Building & Construction — 1.4%
446,640		DG Investment Intermediate Holdings 2, Inc., First Lien
		Closing Date Initial Term Loan, 4.56% (LIBOR +
		350 bps) , 3/31/28	$434,357
500,000		DG Investment Intermediate Holdings 2, Inc., Second
		Lien Initial Term Loan, 7.81% (LIBOR +
		675 bps) , 3/30/29	486,250
930,107		Service Logic Acquisition, Inc., First Lien Closing Date
		Initial Term Loan, 5.005% (LIBOR + 400 bps), 10/29/27	892,904
		Total Building & Construction	$1,813,511
		Building & Construction Products — 1.8%
1,466,155		Cornerstone Building Brands, Inc., Tranche B Term
		Loan, 4.125% (LIBOR + 325 bps), 4/12/28	$1,315,874
1,140,131		CP Atlas Buyer, Inc., Term B Loan, 4.81% (LIBOR +
		375 bps) , 11/23/27	1,039,736
		Total Building & Construction Products	$2,355,610
		Building Production — 1.7%
498,750		Chariot Buyer LLC., First Lien Initial Term Loan, 4.506%
		(LIBOR + 350 bps), 11/3/28	$461,344
997,500		Pelican Products, Inc., First Lien Initial Term Loan,
		5.256% (LIBOR + 425 bps), 12/29/28	948,248
847,875		Vector WP HoldCo., Inc. (Vector Canada Acquisition
		ULC), Initial Term B Loan, 5.875% (LIBOR +
		500 bps) , 10/12/28	822,439
		Total Building Production	$2,232,031
		Building-Heavy Construction — 0.5%
497,500		Aegion Corp., Initial Term Loan, 5.637% (LIBOR +
		475 bps) , 5/17/28	$479,466
249,372		Artera Services LLC, First Lien Tranche B Term Loan,
		4.506% (LIBOR + 350 bps), 3/6/25	196,380
		Total Building-Heavy Construction	$675,846
		Building-Maintenance & Service — 0.5%
746,250		ArchKey Holdings, Inc., First Lien Initial Term Loan,
		6.489% (LIBOR + 525 bps), 6/29/28	$708,938
		Total Building-Maintenance & Service	$708,938
		Cable & Satellite Television — 1.6%
573,000		DIRECTV Financing LLC, Closing Date Term Loan,
		6.06% (LIBOR + 500 bps), 8/2/27	$554,537
1,047,500	(b)	Radiate Holdco LLC, Amendment No. 6 Term
		Loan, 9/25/26	1,019,676
500,000		Virgin Media Bristol LLC, Facility Q, 4.125% (LIBOR +
		325 bps) , 1/31/29	491,719
		Total Cable & Satellite Television	$2,065,932

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)		Value
	Casino Hotels — 1.2%
1,083,500	Caesars Resort Collection LLC, Term B-1 Loan, 4.56%
	(LIBOR + 350 bps), 7/21/25	$1,071,762
500,000	Century Casinos, Inc., Term B Facility Loan, 6.842%
	(Term SOFR + 600 bps), 4/2/29	484,375
	Total Casino Hotels	$1,556,137
	Casino Services — 1.6%
545,391	Everi Holdings, Inc., Term B Loan, 3.56% (LIBOR +
	250 bps) , 8/3/28	$532,438
497,500	J&J Ventures Gaming LLC, Initial Term Loan, 5.06%
	(LIBOR + 400 bps), 4/26/28	488,172
1,086,250	Lucky Bucks LLC, Initial Term Loan, 6.25% (LIBOR +
	550 bps) , 7/30/27	1,015,644
	Total Casino Services	$2,036,254
	Cellular Telecom — 3.3%
1,946,933	Altice France SA, USD TLB-13 Incremental Term Loan,
	5.411% (LIBOR + 400 bps), 8/14/26	$1,848,774
548,614	CCI Buyer, Inc., First Lien Initial Term Loan, 4.75% (Term
	SOFR + 400 bps), 12/17/27	526,807
996,250	Gogo Intermediate Holdings LLC, Initial Term Loan,
	4.989% (LIBOR + 375 bps), 4/30/28	967,857
746,250	Xplornet Communications, Inc., First Lien Refinancing
	Term Loan, 5.06% (LIBOR + 400 bps), 10/2/28	690,281
350,000	Xplornet Communications, Inc., Second Lien Initial
	Term Loan, 8.059% (LIBOR + 700 bps), 10/1/29	323,750
	Total Cellular Telecom	$4,357,469
	Chemicals-Diversified — 1.6%
1,000,000	ARC Falcon I, Inc., Second Lien Initial Term Loan, 8.06%
	(LIBOR + 700 bps), 9/30/29	$965,000
746,250	Geon Performance Solutions LLC (Fka. Echo US
	Holdings, LLC), Initial Term Loan, 5.56% (LIBOR +
	450 bps) , 8/18/28	729,460
445,000	Hexion Holdings Corporation, First Lien Initial Term
	Loan, 5.924% (Term SOFR + 450 bps), 3/15/29	423,306
	Total Chemicals-Diversified	$2,117,766
	Chemicals-Specialty — 1.7%
1,089,000	Cpc Acquisition Corp., First Lien Initial Term Loan,
	4.756% (LIBOR + 375 bps), 12/29/27	$1,011,863
595,507	Herens US Holdco Corp., USD Facility B, 5.006%
	(LIBOR + 400 bps), 7/3/28	554,008
717,777	LSF11 Skyscraper Holdco S.a r.l. USD Facility B3,
	4.506% (LIBOR + 350 bps), 9/29/27	696,244
18,851	Nouryon USA LLC, Initial Dollar Term Loan, 4.006%
	(LIBOR + 300 bps), 10/1/25	18,277
	Total Chemicals-Specialty	$2,280,392

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 17

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Commercial Services — 2.9%
746,250	CoreLogic, Inc. (fka First American Corporation), First
	Lien Initial Term Loan, 4.563% (LIBOR +
	350 bps) , 6/2/28	$689,162
594,015	Indy US Bidco LLC, 2021 Refinancing Dollar Term
	Loan, 4.81% (LIBOR + 375 bps), 3/6/28	577,679
641,875	TruGreen LP, First Lien Second Refinancing Term
	Loan, 5.06% (LIBOR + 400 bps), 11/2/27	620,212
1,897,082	Verscend Holding Corp., Term B-1 Loan, 5.06%
	(LIBOR + 400 bps), 8/27/25	1,863,883
	Total Commercial Services	$3,750,936
	Communications Software — 0.4%
498,750	Mavenir Systems, Inc., Initial Term Loan, 6.205%
	(LIBOR + 475 bps), 8/18/28	$490,022
	Total Communications Software	$490,022
	Computer Data Security — 1.5%
1,144,250	Magenta Buyer LLC, First Lien Initial Term Loan, 6.23%
	(LIBOR + 500 bps), 7/27/28	$1,057,001
896,248	Vision Solutions, Inc. (Precisely Software Incorporated),
	First Lien Third Amendment Term Loan, 5.184%
	(LIBOR + 400 bps), 4/24/28	855,917
	Total Computer Data Security	$1,912,918
	Computer Services — 2.0%
1,126,488	Ahead DB Holdings LLC, First Lien Term B Loan, 4.76%
	(LIBOR + 375 bps), 10/18/27	$1,085,934
972,112	Peraton Corp., First Lien Term B Loan, 4.81% (LIBOR +
	375 bps) , 2/1/28	944,570
597,000	Sitel Group, Initial Dollar Term Loan, 4.81% (LIBOR +
	375 bps) , 8/28/28	580,302
	Total Computer Services	$2,610,806
	Computer Software — 3.1%
1,250,000	Cornerstone OnDemand, Inc., First Lien Initial Term
	Loan, 4.81% (LIBOR + 375 bps), 10/16/28	$1,190,625
498,728	Help/Systems Holdings, Inc., First Lien Seventh
	Amendment Refinancing Loan, 4.813% (Term SOFR +
	400 bps) , 11/19/26	482,675
497,487	Idera, Inc., First Lien Term B-1 Loan, 4.52% (LIBOR +
	375 bps) , 3/2/28	480,386
900,000	McAfee Corp., Tranche B-1 Term Loan, 4.842% (Term
	SOFR + 400 bps), 3/1/29	856,350
1,039,500	Rackspace Technology Global, Inc., First Lien 2021
	Term B Loan, 3.50% (LIBOR + 275 bps), 2/15/28	994,022
	Total Computer Software	$4,004,058

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)			Value
		Computers-Integrated Systems — 0.5%
556,708		Atlas CC Acquisition Corp., First Lien Term B Loan,
		5.825% (LIBOR + 425 bps), 5/25/28	$532,005
113,229		Atlas CC Acquisition Corp., First Lien Term C Loan,
		5.825% (LIBOR + 425 bps), 5/25/28	108,204
		Total Computers-Integrated Systems	$640,209
		Consulting Services — 1.3%
1,042,491		Ankura Consulting Group LLC, First Lien Closing Date
		Term Loan, 5.534% (Term SOFR + 450 bps), 3/17/28	$1,008,610
723,385		MAG DS Corp., Initial Term Loan, 6.506% (LIBOR +
		550 bps) , 4/1/27	674,557
		Total Consulting Services	$1,683,167
		Consumer Products — 0.8%
1,354,281		Instant Brands Holdings, Inc., Initial Loan, 7.076%
		(LIBOR + 500 bps), 4/12/28	$1,083,425
		Total Consumer Products	$1,083,425
		Containers-Metal & Glass — 0.7%
985,031		Plaze, Inc., 2021-1 Term Loan, 6.25% (LIBOR +
		375 bps) , 8/3/26	$935,780
		Total Containers-Metal & Glass	$935,780
		Containers-Paper & Plastic — 2.4%
494,987		Charter Next Generation, Inc., First Lien 2021 Initial
		Term Loan, 4.81% (LIBOR + 375 bps), 12/1/27	$477,663
785,299		Pregis TopCo, LLC, First Lien Initial Term Loan, 5.06%
		(LIBOR + 400 bps), 7/31/26	753,887
1,297,739		ProAmpac PG Borrower LLC, First Lien 2020-1 Term
		Loan, 4.712% (LIBOR + 375 bps), 11/3/25	1,239,990
54,385	(c)	Trident TPI Holdings, Inc., Tranche B-3 Delayed Draw
		Term Loan, 5.06% (LIBOR + 400 bps), 9/15/28	52,180
609,978		Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan,
		5.06% (LIBOR + 400 bps), 9/15/28	585,252
		Total Containers-Paper & Plastic	$3,108,972
		Cosmetics & Toiletries — 0.6%
776,250		Sunshine Luxembourg VII S.a r.l. Facility B3, 4.756%
		(LIBOR + 375 bps), 10/1/26	$746,309
		Total Cosmetics & Toiletries	$746,309
		Cruise Lines — 1.2%
1,621,125		Carnival Corp., Initial Advance, 3.75% (LIBOR +
		300 bps) , 6/30/25	$1,569,114
		Total Cruise Lines	$1,569,114

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 19

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Data Processing & Management — 0.5%
550,000	DTI Holdco, Inc., First Lien Initial Term Loan, 5.722%
	(Term SOFR + 475 bps), 4/26/29	$518,804
166,667	Dun & Bradstreet Corp., 2022 Incremental Term B-2
	Loan, 4.225% (Term SOFR + 325 bps), 1/18/29	160,903
	Total Data Processing & Management	$679,707
	Dialysis Centers — 1.3%
2,049,166	US Renal Care, Inc., Initial Term Loan, 5.764% (LIBOR +
	500 bps) , 6/26/26	$1,654,519
	Total Dialysis Centers	$1,654,519
	Distribution & Wholesale — 1.2%
600,000	AIP RD Buyer Corp., First Lien Term Loan B, 4.992%
	(SOFR + 425 bps), 12/22/28	$583,500
1,100,795	Patriot Container Corp. (aka Wastequip), First Lien
	Closing Date Term Loan, 4.75% (LIBOR +
	375 bps) , 3/20/25	996,219
	Total Distribution & Wholesale	$1,579,719
	E-Commerce — 1.3%
495,000	CNT Holdings I Corp., First Lien Initial Term Loan,
	4.345% (LIBOR + 350 bps), 11/8/27	$482,377
275,000	Olaplex, Inc., Initial Term Loan, 4.799% (Term SOFR +
	375 bps) , 2/23/29	267,438
500,000	TA TT Buyer LLC, First Lien Initial Term Loan, 5.901%
	(Term SOFR + 525 bps), 4/2/29	490,000
454,779	Trader Corp., First Lien 2017 Refinancing Term Loan,
	4.06% (LIBOR + 300 bps), 9/28/23	450,231
	Total E-Commerce	$1,690,046
	Electric-Generation — 1.6%
1,589,066	Eastern Power, LLC (Eastern Covert Midco, LLC), Term
	Loan, 4.756% (LIBOR + 375 bps), 10/2/25	$1,145,866
982,500	Hamilton Projects Acquiror LLC, Term Loan, 5.506%
	(LIBOR + 450 bps), 6/17/27	967,456
	Total Electric-Generation	$2,113,322
	Electric-Integrated — 2.3%
1,153,093	Constellation Renewables, LLC, Loan, 4.08% (LIBOR +
	250 bps) , 12/15/27	$1,130,991
1,429,537	PG&E Corp., Term Loan, 4.063% (LIBOR +
	300 bps) , 6/23/25	1,392,906
479,452	Pike Corp., 2028 Initial Term Loan, 4.06% (LIBOR +
	300 bps) , 1/21/28	464,469
	Total Electric-Integrated	$2,988,366

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)		Value
	Electronic Composition — 3.7%
1,062,665	Compass Power Generation, L.L.C., Tranche B-2 Term
	Loan, 5.284% (Term SOFR + 425 bps), 4/14/29	$1,034,770
1,705,302	Energy Acquisition LP, First Lien Initial Term Loan,
	5.31% (LIBOR + 425 bps), 6/26/25	1,606,715
2,221,705	Natel Engineering Co., Inc., Initial Term Loan, 7.743%
	(LIBOR + 625 bps), 4/30/26	2,162,459
	Total Electronic Composition	$4,803,944
	E-Marketing & Information — 0.2%
331,220	Trader Interactive LLC (fka Dominion Web
	Solutions LLC), Initial Term Loan, 4.81% (LIBOR +
	375 bps), 7/28/28	$325,423
	Total E-Marketing & Information	$325,423
	Engines — 1.0%
1,300,000	Arcline FM Holdings LLC, Second Lien Term Loan,
	9.00% (LIBOR + 825 bps), 6/25/29	$1,261,000
	Total Engines	$1,261,000
	Enterprise Software & Services — 0.4%
497,500	Skopima Consilio Parent LLC, First Lien Initial Term
	Loan, 5.06% (LIBOR + 400 bps), 5/12/28	$473,869
	Total Enterprise Software & Services	$473,869
	Finance-Leasing Company — 0.4%
564,191	Fly Willow Funding Ltd., Term Loan B, 7.012%
	(LIBOR + 600 bps), 10/8/25	$565,954
	Total Finance-Leasing Company	$565,954
	Food-Dairy Products — 1.2%
1,723,750	Chobani LLC., 2020 New Term Loan, 4.56% (LIBOR +
	350 bps), 10/25/27	$1,610,270
	Total Food-Dairy Products	$1,610,270
	Footwear & Related Apparel — 0.5%
750,000	Crocs, Inc., Term Loan, 4.00% (Term SOFR +
	350 bps), 2/20/29	$705,000
	Total Footwear & Related Apparel	$705,000
	Gambling (Non-Hotel) — 0.5%
613,105	Enterprise Development Authority, Term B Loan,
	5.31% (LIBOR + 425 bps), 2/28/28	$597,778
	Total Gambling (Non-Hotel)	$597,778
	Housewares — 0.4%
482,500	Ozark Holdings LLC, 2020 Refinancing Term Loan,
	4.81% (LIBOR + 375 bps), 12/16/27	$466,819
	Total Housewares	$466,819

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 21

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Human Resources — 3.1%
990,000	CCRR Parent, Inc., First Lien Initial Term Loan, 4.76%
	(LIBOR + 375 bps), 3/6/28	$955,350
3,480,469	Team Health Holdings, Inc., Extended Term Loan,
	6.284% (Term SOFR + 525 bps), 3/2/27	3,054,112
	Total Human Resources	$4,009,462
	Independ Power Producer — 1.1%
1,458,604	EFS Cogen Holdings I LLC, Term B Advance, 4.51%
	(LIBOR + 350 bps), 10/1/27	$1,389,685
	Total Independ Power Producer	$1,389,685
	Internet Content — 0.3%
410,719	Hunter US Bidco, Inc., First Lien Initial Dollar Term
	Loan, 5.256% (LIBOR + 425 bps), 8/19/28	$400,451
	Total Internet Content	$400,451
	Investment Management & Advisory Services — 1.0%
496,250	Edelman Financial Engines Center LLC, First Lien 2021
	Initial Term Loan, 4.56% (LIBOR + 350 bps), 4/7/28	$477,951
1,000,000	LHS Borrower LLC, Initial Term Loan, 5.784% (Term
	SOFR + 475 bps), 2/16/29	870,000
	Total Investment Management & Advisory Services	$1,347,951
	Lottery Services — 0.6%
800,000	Scientific Games Corp., Term Loan, 4.175% (Term
	SOFR + 350 bps), 4/4/29	$770,375
	Total Lottery Services	$770,375
	Machinery — 1.7%
785,714	East West Manufacturing LLC, Initial Term Loan,
	6.50% (Term SOFR + 575 bps), 12/22/28	$746,429
1,496,250	Engineered Components & Systems LLC, First Lien
	Initial Term Loan, 6.845% (LIBOR + 600 bps), 8/2/28	1,421,437
	Total Machinery	$2,167,866
	Machinery-Pumps — 0.7%
974,987	Circor International, Inc., Initial Term Loan, 6.461%
	(LIBOR + 550 bps), 12/20/28	$935,987
	Total Machinery-Pumps	$935,987
	Medical Diagnostic Imaging — 0.6%
842,264	US Radiology Specialists, Inc. (US Outpatient Imaging
	Services, Inc.), Closing Date Term Loan, 6.256%
	(LIBOR + 525 bps), 12/15/27	$796,361
	Total Medical Diagnostic Imaging	$796,361

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)		Value
	Medical Information Systems — 0.9%
769,565	athenahealth, Inc., Initial Term Loan, 4.363% (Term
	SOFR + 350 bps), 2/15/29	$736,619
495,010	Azalea TopCo, Inc., First Lien 2021 Term Loan, 4.989%
	(LIBOR + 375 bps), 7/24/26	473,971
	Total Medical Information Systems	$1,210,590
	Medical Labs & Testing Services — 2.2%
1,165,224	Envision Healthcare Corp., Initial Term Loan, 4.81%
	(LIBOR + 375 bps), 10/10/25	$464,997
494,962	eResearchTechnology, Inc., First Lien Initial Term Loan,
	5.50% (LIBOR + 450 bps), 2/4/27	478,051
1,466,438	FC Compassus LLC, Term B-1 Loan, 5.31% (LIBOR +
	425 bps) , 12/31/26	1,428,555
496,250	Sound Inpatient Physicians Holdings LLC, First Lien
	2021 Incremental Term Loan, 4.006% (LIBOR +
	300 bps) , 6/27/25	471,437
	Total Medical Labs & Testing Services	$2,843,040
	Medical Products — 1.1%
1,247,595	NMN Holdings III Corp., First Lien Closing Date Term
	Loan, 6.25% (LIBOR + 375 bps), 11/13/25	$1,175,858
215,530	NMN Holdings III Corp., First Lien Delayed Draw Term
	Loan, 4.81% (LIBOR + 375 bps), 11/13/25	203,138
	Total Medical Products	$1,378,996
	Medical-Biomedical & Generation — 1.0%
1,396,500	ANI Pharmaceuticals, Inc., Initial Term Loan, 7.06%
	(LIBOR + 600 bps), 11/19/27	$1,355,478
	Total Medical-Biomedical & Generation	$1,355,478
	Medical-Drugs — 1.8%
1,481,733	Endo Luxembourg Finance Company I S.a r.l., 2021
	Term Loan, 6.062% (LIBOR + 500 bps), 3/27/28	$1,155,487
496,250	Jazz Pharmaceuticals Public Limited Company, Initial
	Dollar Term Loan, 4.56% (LIBOR + 350 bps), 5/5/28	486,369
705,883	Padagis LLC, Term B Loan, 5.719% (LIBOR +
	475 bps) , 7/6/28	684,706
	Total Medical-Drugs	$2,326,562
	Medical-HMO — 0.7%
992,500	One Call Corp., First Lien Term B Loan, 6.688% (LIBOR +
	550 bps) , 4/22/27	$863,475
	Total Medical-HMO	$863,475
	Medical-Hospitals — 1.0%
1,508,209	Quorum Health Corp., Exit Term Loan, 8.75% (LIBOR +
	775 bps) , 4/29/25	$1,176,403
207,900	Surgery Center Holdings, Inc., 2021 New Term Loan,
	4.60% (LIBOR + 375 bps), 8/31/26	199,728
	Total Medical-Hospitals	$1,376,131

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 23

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Medical-Outpatient & Home Medicine — 0.3%
420,000	Medical Solutions Holdings, Inc., First Lien Initial Term
	Loan, 4.00% (LIBOR + 350 bps), 11/1/28	$402,150
	Total Medical-Outpatient & Home Medicine	$402,150
	Medical-Wholesale Drug Distribution — 0.6%
868,748	Gainwell Acquisition Corp., First Lien Term B Loan,
	5.006% (LIBOR + 400 bps), 10/1/27	$851,373
	Total Medical-Wholesale Drug Distribution	$851,373
	Metal Processors & Fabrication — 1.8%
400,000	AZZ Inc., Initial Term Loan, 5.384% (Term SOFR +
	425 bps) , 5/13/29	$387,500
497,500	Grinding Media Inc. (Molycop Ltd.), First Lien Initial
	Term Loan, 4.796% (LIBOR + 400 bps), 10/12/28	474,490
744,375	Tiger Acquisition LLC, First Lien Initial Term Loan,
	4.31% (LIBOR + 325 bps), 6/1/28	676,102
827,269	WireCo WorldGroup, Inc., Initial Term Loan, 5.688%
	(LIBOR + 425 bps), 11/13/28	809,172
	Total Metal Processors & Fabrication	$2,347,264
	Metal-Iron — 0.7%
10,024	TMS International Corp., Term B-2 Loan, 3.989%
	(LIBOR + 275 bps), 8/14/24	$9,573
987,500	TMS International Corp., Term B-3 Loan, 3.989%
	(LIBOR + 275 bps), 8/14/24	943,063
	Total Metal-Iron	$952,636
	Multimedia — 0.3%
415,625	EW Scripps Co., The Tranche B-3 Term Loan, 3.81%
	(LIBOR + 275 bps), 1/7/28	$406,620
	Total Multimedia	$406,620
	Networking Products — 0.9%
1,428,883	GoTo Group, Inc., First Lien Initial Term Loan, 5.678%
	(LIBOR + 475 bps), 8/31/27	$1,238,961
	Total Networking Products	$1,238,961
	Office Automation & Equipment — 0.6%
891,000	Pitney Bowes, Inc., Refinancing Tranche B Term Loan,
	5.06% (LIBOR + 400 bps), 3/17/28	$850,905
	Total Office Automation & Equipment	$850,905
	Oil-Field Services — 1.1%
1,435,000	ProFrac Holdings II, LLC, Term Loan, 10.007% (Term
	SOFR + 850 bps), 3/4/25	$1,413,475
	Total Oil-Field Services	$1,413,475

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)			Value
		Paper & Related Products — 1.1%
992,500		Schweitzer-Mauduit International, Inc., Term B Loan,
		4.812% (LIBOR + 375 bps), 4/20/28	$962,725
443,750		Sylvamo Corp., Term Loan B, 5.56% (LIBOR +
		450 bps) , 8/18/28	428,219
		Total Paper & Related Products	$1,390,944
		Pastoral & Agricultural — 0.5%
648,375		Alltech, Inc., Term B Loan, 5.06% (LIBOR +
		400 bps) , 10/13/28	$607,852
		Total Pastoral & Agricultural	$607,852
		Pharmacy Services — 0.3%
349,125		Option Care Health, Inc., First Lien 2021 Refinancing
		Term Loan, 3.81% (LIBOR + 275 bps), 10/27/28	$342,470
		Total Pharmacy Services	$342,470
		Physical Therapy & Rehabilitation Centers — 2.3%
933,333		Summit Behavioral Healthcare LLC, First Lien Initial
		Term Loan, 6.256% (LIBOR + 475 bps), 11/24/28	$900,667
2,207,128		Upstream Newco, Inc., First Lien August 2021
		Incremental Term Loan, 5.065% (Term SOFR +
		425 bps) , 11/20/26	2,093,092
		Total Physical Therapy & Rehabilitation Centers	$2,993,759
		Pipelines — 2.5%
3,342,504		Traverse Midstream Partners LLC, Advance, 5.25%
		(Term SOFR + 425 bps), 9/27/24	$3,299,679
		Total Pipelines	$3,299,679
		Property & Casualty Insurance — 1.5%
249,352	(b)	Asurion LLC, New B-7 Term Loan, 11/3/24	$241,508
495,000		Asurion LLC, New B-9 Term Loan, 4.31% (LIBOR +
		325 bps) , 7/31/27	469,941
1,250,000		Asurion LLC, Second Lien New B-4 Term Loan, 6.31%
		(LIBOR + 525 bps), 1/20/29	1,126,952
121,250		Sedgwick Claims Management Services, Inc. (Lightning
		Cayman Merger Sub, Ltd.), 2020 Term Loan, 5.31%
		(LIBOR + 425 bps), 9/3/26	119,229
		Total Property & Casualty Insurance	$1,957,630
		Protection-Safety — 1.1%
1,492,500		APX Group, Inc., Initial Term Loan, 4.375% (LIBOR +
		350 bps) , 7/10/28	$1,430,934
		Total Protection-Safety	$1,430,934
		Publishing — 1.1%
348,250		Cengage Learning, Inc., First Lien Term B Loan, 5.75%
		(LIBOR + 475 bps), 7/14/26	$332,361
500,000		Houghton Mifflin Harcourt Company, First Lien Term B
		Loan, 6.384% (Term SOFR + 525 bps), 4/9/29	463,437

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 25

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Publishing (continued)
746,250	McGraw-Hill Education, Inc., Initial Term Loan, 5.554%
	(LIBOR + 475 bps), 7/28/28	$710,990
	Total Publishing	$1,506,788
	Publishing-Periodicals — 0.3%
375,000	MJH Healthcare Holdings LLC, Initial Term B Loan,
	4.464% (Term SOFR + 350 bps), 1/28/29	$358,125
	Total Publishing-Periodicals	$358,125
	Recycling — 0.6%
844,373	LTR Intermediate Holdings, Inc., Initial Term Loan,
	5.506% (LIBOR + 450 bps), 5/5/28	$807,432
	Total Recycling	$807,432
	Rental Auto & Equipment — 0.7%
952,612	PECF USS Intermediate Holding III Corp., Initial Term
	Loan, 5.31% (LIBOR + 425 bps), 12/15/28	$900,814
	Total Rental Auto & Equipment	$900,814
	Retail — 6.0%
397,000	Foundation Building Materials, Inc., First Lien Initial
	Term Loan, 4.309% (LIBOR + 325 bps), 1/31/28	$374,740
1,086,291	Great Outdoors Group LLC, Term B-2 Loan, 4.81%
	(LIBOR + 375 bps), 3/6/28	1,033,470
1,023,000	Highline Aftermarket Acquisition LLC, First Lien Initial
	Term Loan, 5.25% (LIBOR + 450 bps), 11/9/27	961,620
1,042,125	Michaels Cos, Inc., The Term B Loan, 5.256% (LIBOR +
	425 bps), 4/15/28	900,917
495,000	Petco Health & Wellness Co., Inc., First Lien Initial
	Term Loan, 4.256% (LIBOR + 325 bps), 3/3/28	471,982
1,042,125	PetSmart LLC, Initial Term Loan, 4.50% (LIBOR +
	375 bps), 2/11/28	982,528
742,514	RVR Dealership Holdings, LLC, Term Loan, 5.168%
	(Term SOFR + 375 bps), 2/8/28	668,263
694,750	SRS Distribution, Inc., 2021 Refinancing Term Loan,
	4.019% (LIBOR + 350 bps), 6/2/28	662,039
1,410,598	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	5.786% (LIBOR + 450 bps), 9/12/24	1,351,353
487,500	Torrid LLC, Closing Date Term Loan, 6.739% (LIBOR +
	550 bps), 6/14/28	463,125
	Total Retail	$7,870,037
	Rubber & Plastic Products — 0.8%
1,138,701	Gates Global LLC, Initial B-3 Dollar Term Loan, 3.56%
	(LIBOR + 250 bps), 3/31/27	$1,095,525
	Total Rubber & Plastic Products	$1,095,525

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)		Value
	Satellite Telecom — 0.5%
748,093	Intelsat Jackson Holdings SA, Term B Loan, 5.00%
	(Term SOFR + 425 bps), 2/1/29	$708,444
	Total Satellite Telecom	$708,444
	Schools — 1.2%
1,077,733	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
	4.756% (LIBOR + 375 bps), 2/21/25	$1,047,084
600,000	McKissock Investment Holdings LLC, Initial Term Loan,
	5.951% (Term SOFR + 500 bps), 3/12/29	590,250
	Total Schools	$1,637,334
	Security Services — 1.4%
1,964,719	Garda World Security Corp., Term B-2 Loan, 5.26%
	(LIBOR + 425 bps), 10/30/26	$1,851,748
	Total Security Services	$1,851,748
	Semiconductor Equipment — 1.0%
1,269,815	Ultra Clean Holdings, Inc., Second Amendment
	Term B Loan, 4.81% (LIBOR + 375 bps), 8/27/25	$1,255,265
	Total Semiconductor Equipment	$1,255,265
	Shipbuilding — 0.8%
1,047,438	MHI Holdings LLC, Initial Term Loan, 6.06% (LIBOR +
	500 bps) , 9/21/26	$1,038,710
	Total Shipbuilding	$1,038,710
	Soap & Cleaning Preparation — 0.7%
997,500	Knight Health Holdings LLC, Term B Loan, 6.31%
	(LIBOR + 525 bps), 12/23/28	$870,319
	Total Soap & Cleaning Preparation	$870,319
	Steel Producers — 0.9%
1,498,331	Phoenix Services International LLC, Term B Loan, 4.81%
	(LIBOR + 375 bps), 3/1/25	$1,236,434
	Total Steel Producers	$1,236,434
	Telecom Services — 0.7%
1,032,708	Windstream Services II, LLC, Initial Term Loan, 7.31%
	(LIBOR + 625 bps), 9/21/27	$970,745
	Total Telecom Services	$970,745
	Textile-Home Furnishings — 0.7%
1,000,000	Runner Buyer, Inc., Initial Term Loan, 7.075% (LIBOR +
	550 bps) , 10/20/28	$895,000
	Total Textile-Home Furnishings	$895,000

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 27

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Theaters — 0.7%
1,055,387		AMC Entertainment Holdings, Inc. (fka AMC
		Entertainment, Inc.), Term B-1 Loan, 3.844% (LIBOR +
		300 bps) , 4/22/26	$931,850
		Total Theaters	$931,850
		Transportation — Trucks — 0.4%
497,500		Carriage Purchaser, Inc., Term B Loan, 5.31% (LIBOR +
		425 bps) , 9/30/28	$471,070
		Total Transportation - Trucks	$471,070
		Transportation Services — 2.0%
1,194,000		AIT Worldwide Logistics Holdings, Inc., First Lien Initial
		Term Loan, 5.719% (LIBOR + 475 bps), 4/6/28	$1,131,315
500,000		Echo Global Logistics, Inc., First Lien Initial Term Loan,
		4.56% (LIBOR + 350 bps), 11/23/28	480,000
546,425		First Student Bidco, Inc., Initial Term B Loan, 3.983%
		(LIBOR + 300 bps), 7/21/28	516,176
202,206		First Student Bidco, Inc., Initial Term C Loan, 3.983%
		(LIBOR + 300 bps), 7/21/28	191,013
348,250		LaserShip, Inc., First Lien Initial Term Loan, 5.25%
		(LIBOR + 450 bps), 5/7/28	333,159
		Total Transportation Services	$2,651,663
		TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
		(Cost $167,656,006)	$160,339,997
Shares
		COMMON STOCKS — 0.8% of Net Assets
		Airlines — 0.4%
40,684	(d)	Grupo Aeromexico SAB de CV	$516,765
		Total Airlines	$516,765
		Oil, Gas & Consumable Fuels — 0.3%
23,920	(d)	Summit Midstream Partners LP	$438,932
		Total Oil, Gas & Consumable Fuels	$438,932
		Specialty Retail — 0.1%
91,346	(d)+^	Targus Cayman SubCo., Ltd.	$112,355
		Total Specialty Retail	$112,355
		TOTAL COMMON STOCKS
		(Cost $1,168,695)	$1,068,052

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)			Value
		ASSET BACKED SECURITIES — 3.5% of Net Assets
1,000,000	(a)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 8.063%
		(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	$922,477
1,000,000	(a)	Goldentree Loan Management US CLO 2, Ltd., Series
		2017-2A, Class E, 5.763% (3 Month USD LIBOR +
		470 bps) , 11/28/30 (144A)	874,851
1,000,000		JPMorgan Chase Bank NA - CACLN, Series 2021-3,
		Class G, 9.812%, 2/26/29 (144A)	938,571
1,000,000	(a)	Madison Park Funding XXII, Ltd., Series 2016-22A,
		Class ER, 7.744% (3 Month USD LIBOR +
		670 bps) , 1/15/33 (144A)	916,686
1,000,000	(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
		Class DRR, 8.411% (3 Month USD LIBOR +
		700 bps) , 2/14/31 (144A)	916,327
		TOTAL ASSET BACKED SECURITIES
		(Cost $4,939,605)	$4,568,912
		COLLATERALIZED MORTGAGE
		OBLIGATIONS — 2.2% of Net Assets
370,000	(a)	Connecticut Avenue Securities Trust, Series 2021-R01,
		Class 1B2, 6.584% (SOFR30A +
		600 bps) , 10/25/41 (144A)	$311,752
750,000	(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
		Class B2, 6.084% (SOFR30A +
		550 bps) , 1/25/34 (144A)	609,735
490,000	(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA3,
		Class B2, 6.834% (SOFR30A +
		625 bps) , 9/25/41 (144A)	412,764
250,000	(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA1,
		Class B2, 7.684% (SOFR30A +
		710 bps) , 1/25/42 (144A)	212,564
230,000	(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
		Series 2021-DNA7, Class B2, 8.384% (SOFR30A +
		780 bps) , 11/25/41 (144A)	207,963
320,000	(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
		Series 2022-DNA2, Class B2, 9.084% (SOFR30A +
		850 bps) , 2/25/42 (144A)	295,197
710,000	(a)	STACR Trust, Series 2018-HRP2, Class B2, 11.506%
		(1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	748,229
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
		(Cost $3,199,744)	$2,798,204
		COMMERCIAL MORTGAGE-BACKED
		SECURITIES — 1.3% of Net Assets
315,000	(a)	Capital Funding Mortgage Trust, Series 2021-8, Class B,
		14.35% (1 Month USD LIBOR +
		1,310 bps) , 6/22/23 (144A)	$315,000
166,152	(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
		7.053% (1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	165,721

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 29

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		COMMERCIAL MORTGAGE-BACKED
		SECURITIES (continued)
625,000	(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
		Class D, 5.125% (1 Month USD LIBOR +
		400 bps), 5/15/36 (144A)	$538,717
1,000,000		Wells Fargo Commercial Mortgage Trust, Series
		2015-C28, Class E, 3.00%, 5/15/48 (144A)	719,443
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
		(Cost $1,890,327)	$1,738,881
		CORPORATE BONDS — 14.5% of Net Assets
		Advertising — 0.2%
255,000		Clear Channel Outdoor Holdings, Inc., 7.50%,
		6/1/29 (144A)	$207,238
		Total Advertising	$207,238
		Aerospace & Defense — 0.3%
500,000		Bombardier, Inc., 7.125%, 6/15/26 (144A)	$455,932
		Total Aerospace & Defense	$455,932
		Airlines — 1.3%
1,690,000		Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	$1,666,413
		Total Airlines	$1,666,413
		Banks — 1.0%
1,000,000	(e)(f)	Citigroup, Inc., 4.70% (SOFR + 323 bps)	$890,870
391,000		Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	363,193
		Total Banks	$1,254,063
		Building Materials — 1.8%
500,000		CP Atlas Buyer, Inc., 7.00%, 12/1/28 (144A)	$410,000
1,000,000		Koppers, Inc., 6.00%, 2/15/25 (144A)	965,000
996,000		Patrick Industries, Inc., 7.50%, 10/15/27 (144A)	986,040
		Total Building Materials	$2,361,040
		Commercial Services — 0.6%
205,000		Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	$183,282
200,000		Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	177,094
500,000		Garda World Security Corp., 6.00%, 6/1/29 (144A)	405,020
		Total Commercial Services	$765,396
		Computers — 0.1%
100,000		Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	$74,656
		Total Computers	$74,656

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Principal
Amount
USD ($)		Value
	Diversified Financial Services — 1.1%
200,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%,
	8/15/28 (144A)	$180,372
1,500,000	VistaJet Malta Finance Plc/XO Management
	Holding, Inc., 6.375%, 2/1/30 (144A)	1,275,000
	Total Diversified Financial Services	$1,455,372
	Engineering & Construction — 0.6%
1,000,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$790,000
	Total Engineering & Construction	$790,000
	Entertainment — 0.7%
1,005,000	Mohegan Gaming & Entertainment, 8.00%,
	2/1/26 (144A)	$929,133
	Total Entertainment	$929,133
	Healthcare-Products — 0.2%
308,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$312,235
	Total Healthcare-Products	$312,235
	Iron & Steel — 0.4%
500,000	Metinvest BV, 7.75%, 10/17/29 (144A)	$308,150
265,000	TMS International Corp., 6.25%, 4/15/29 (144A)	211,851
	Total Iron & Steel	$520,001
	Leisure Time — 0.4%
105,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	$107,100
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	424,122
	Total Leisure Time	$531,222
	Lodging — 0.7%
1,000,000	Station Casinos LLC, 4.50%, 2/15/28 (144A)	$904,922
	Total Lodging	$904,922
	Media — 1.0%
510,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	$441,146
1,000,000	Sinclair Television Group, Inc., 5.50%, 3/1/30 (144A)	820,605
	Total Media	$1,261,751
	Mining — 0.3%
500,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$405,000
47,000	Joseph T Ryerson & Son, Inc., 8.50%, 8/1/28 (144A)	48,939
	Total Mining	$453,939
	Oil & Gas — 1.2%
1,500,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	$1,569,900
	Total Oil & Gas	$1,569,900

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 31

Schedule of Investments | 5/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		REITs — 1.6%
1,000,000		iStar, Inc., 4.75%, 10/1/24	$996,225
1,065,000		Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
		Capital LLC, 7.875%, 2/15/25 (144A)	1,093,329
		Total REITs	$2,089,554
		Retail — 0.4%
500,000		LBM Acquisition LLC, 6.25%, 1/15/29 (144A)	$387,232
221,000		Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	167,407
		Total Retail	$554,639
		Telecommunications — 0.6%
500,000		Altice France Holding SA, 6.00%, 2/15/28 (144A)	$416,250
500,000		Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	410,839
		Total Telecommunications	$827,089
		TOTAL CORPORATE BONDS
		(Cost $20,339,949)	$18,984,495
		INSURANCE-LINKED SECURITIES — 1.5% of
		Net Assets#
		Event Linked Bonds — 1.1%
		Multiperil – Texas — 0.2%
250,000	(a)	Alamo Re, Ltd., 6.248%, (1 Month U.S. Treasury Bill +
		504 bps) , 6/8/22 (144A)	$249,250
		Multiperil – U.S. — 0.5%
250,000	(a)	Matterhorn Re, 5.845%, (SOFR + 525 bps),
		3/24/25 (144A)	$244,525
250,000	(a)	Residential Reinsurance 2021, 6.708%, (3 Month U.S.
		Treasury Bill + 550 bps), 12/6/25 (144A)	246,950
250,000	(a)	Sanders Re III, 4.082%, (SOFR + 350 bps),
		4/7/26 (144A)	248,775
			$740,250
		Multiperil – U.S. Regional — 0.2%
250,000	(a)	Long Point Re III, 2.75%, (3 Month U.S. Treasury Bill +
		275 bps) , 6/1/22	$250,000
		Windstorm – North Carolina — 0.2%
250,000	(a)	Cape Lookout Re, 6.213%, (3 Month U.S. Treasury Bill +
		500 bps) , 3/28/25 (144A)	$248,225
		Total Event Linked Bonds	$1,487,725

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Face
Amount
USD ($)			Value
		Collateralized Reinsurance — 0.0%†
		Multiperil – Worldwide — 0.0%†
27,000(d)	(g)+	Limestone Re, 3/1/23 (144A)	$—
		Windstorm – Florida — 0.0%†
250,000(d)	(g)+	Formby Re 2018, 2/28/23	$22,377
		Total Collateralized Reinsurance	$22,377
		Reinsurance Sidecars — 0.4%
		Multiperil – U.S. — 0.0%†
250,000(d)	(h)+	Harambee Re 2018, 12/31/22	$—
250,000	(h)+	Harambee Re 2019, 12/31/22	175
			$175
		Multiperil – Worldwide — 0.4%
3,037	(h)+	Alturas Re 2019-2, 3/10/23	$1,030
29,558	(h)+	Alturas Re 2020-2, 3/10/23	8,349
250,000(d)	(g)+	Bantry Re 2016, 3/31/23	15,113
1,270,809(d)	(g)+	Berwick Re 2018-1, 12/31/22	98,234
907,913(d)	(g)+	Berwick Re 2019-1, 12/31/22	108,496
3,800	(g)+	Eden Re II, 3/22/23 (144A)	9,419
199,590(d)	(h)+	Lorenz Re 2019, 6/30/23	23,152
300,000(d)	(g)+	Merion Re 2018-2, 12/31/22	49,650
400,000(d)	(g)+	Pangaea Re 2018-1, 12/31/22	8,422
400,000(d)	(g)+	Pangaea Re 2018-3, 7/1/22	8,297
327,699(d)	(g)+	Pangaea Re 2019-1, 2/1/23	6,828
294,125(d)	(g)+	Pangaea Re 2019-3, 7/1/23	10,580
324,259(d)	(g)+	Pangaea Re 2020-1, 2/1/24	6,881
150,000	(g)+	Sector Re V, 12/1/23 (144A)	19,168
10,000	(g)+	Sector Re V, 12/1/24 (144A)	28,471
253,645(d)	(g)+	Woburn Re 2018, 12/31/22	14,035
244,914(d)	(g)+	Woburn Re 2019, 12/31/22	55,312
			$471,437
		Total Reinsurance Sidecars	$471,612
		TOTAL INSURANCE-LINKED SECURITIES
		(Cost $2,279,885)	$1,981,714

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 33

Schedule of Investments | 5/31/22

(unaudited) (continued)

Shares			Value
		SHORT TERM INVESTMENTS — 1.7%
		of Net Assets
		Open-End Fund — 1.7%
2,157,782	(i)	Dreyfus Government Cash Management, Institutional
		Shares, 0.70%	$2,157,782
			$2,157,782
		TOTAL SHORT TERM INVESTMENTS
		(Cost $2,157,782)	$2,157,782
		TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 148.1%
		(Cost $203,631,993)	$193,638,037
		OTHER ASSETS AND LIABILITIES — (48.1)%	$(62,888,549)
		NET ASSETS — 100.0%	$130,749,488

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2022, the value of these securities amounted to $27,823,603, or 21.3% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at May 31, 2022.
(b)	This term loan will settle after May 31, 2022, at which time the interest rate will be determined.
(c)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(d)	Non-income producing security.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at May 31, 2022.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at May 31, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2022.
+	Security that used significant unobservable inputs to determine its value.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re, Ltd.	1/24/2022	$252,725	$249,250
Alturas Re 2019-2	12/19/2018	3,037	1,030
Alturas Re 2020-2	1/1/2020	29,558	8,349
Bantry Re 2016	2/6/2019	15,112	15,113
Berwick Re 2018-1	1/10/2018	185,623	98,234
Berwick Re 2019-1	12/31/2018	108,488	108,496
Cape Lookout Re	3/16/2022	250,000	248,225
Eden Re II	1/22/2019	446	9,419
Formby Re 2018	7/9/2018	15,148	22,377
Harambee Re 2018	12/19/2017	5,311	—
Harambee Re 2019	12/20/2018	—	175
Limestone Re	6/20/2018	230	—
Long Point Re III	1/24/2022	250,500	250,000
Lorenz Re 2019	6/26/2019	62,644	23,152
Matterhorn Re	3/10/2022	250,000	244,525
Merion Re 2018-2	12/28/2017	12,346	49,650
Pangaea Re 2018-1	12/26/2017	57,203	8,422
Pangaea Re 2018-3	5/31/2018	96,345	8,297
Pangaea Re 2019-1	1/9/2019	3,440	6,828
Pangaea Re 2019-3	7/25/2019	8,824	10,580
Pangaea Re 2020-1	1/21/2020	—	6,881
Residential Reinsurance 2021	10/28/2021	250,000	246,950
Sanders Re III	3/22/2022	250,000	248,775
Sector Re V	12/4/2018	30,884	19,168
Sector Re V	1/1/2020	10,000	28,471
Woburn Re 2018	3/20/2018	85,177	14,035
Woburn Re 2019	1/30/2019	46,844	55,312
Total Restricted Securities			$1,981,714
% of Net assets			1.5%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In
Currency	Exchange	Currency			Settlement	Unrealized
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	684,907	MXN	13,970,000	State Street	7/22/22	$(17,657)
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(17,657)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

MXN — Mexican Peso

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 35

Schedule of Investments | 5/31/22

(unaudited) (continued)

Purchases and sales of securities (excluding short-term investments) for the six months ended May 31, 2022, aggregated $31,677,375 and $38,486,522, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2022, the Fund did not engage in any cross trade activity.

At May 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $204,056,936 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$1,473,528
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(11,910,084)
Net unrealized depreciation	$(10,436,556)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level	1 – unadjusted quoted prices in active markets for identical securities.
Level	2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level	3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of May 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$—	$160,339,997	$—	$160,339,997
Common Stocks
Specialty Retail	—	—	112,355	112,355
All Other Common Stocks	955,697	—	—	955,697
Asset Backed Securities	—	4,568,912	—	4,568,912
Collateralized Mortgage
Obligations	—	2,798,204	—	2,798,204
Commercial Mortgage-Backed
Securities	—	1,738,881	—	1,738,881
Corporate Bonds	—	18,984,495	—	18,984,495
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	—	—
Windstorm – Florida	—	—	22,377	22,377
Reinsurance Sidecars
Multiperil – U.S.	—	—	175	175
Multiperil – Worldwide	—	—	471,437	471,437
All Other Insurance-Linked
Securities	—	1,487,725	—	1,487,725
Open-End Fund	2,157,782	—	—	2,157,782
Total Investments in Securities	$3,113,479	$189,918,214	$606,344	$193,638,037

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

	Level 1		Level 2	Level 3	Total
Other Financial Instruments
Credit Agreement(a)		$—	$(64,200,000)	$—	$(64,200,000)
Net unrealized depreciation
on forward foreign currency
exchange contracts		—	(17,657)	—	(17,657)
Total Other Financial Instruments		$—	$(64,217,657)	$—	$(64,217,657)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 11/30/21	$139,759	$595,777	$735,536
Realized gain (loss)(1)	—	(116,730)	(116,730)
Changed in unrealized appreciation (depreciation)(2)	(27,404)	66,550	39,146
Accrued discounts/premiums	—	(50,413)	(50,413)
Purchases	—	—	—
Sales	—	(1,195)	(1,195)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 5/31/22	$112,355	$493,989	$606,344

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended May 31, 2022, there were no transfers in or out of level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at May 31, 2022:	$(39,848)

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 37

Statement of Assets and Liabilities | 5/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $203,631,993)	$193,638,037
Cash	40,963
Receivables —
Investment securities sold	1,800,319
Interest	1,127,711
Total assets	$196,607,030
LIABILITIES:
Payables —
Credit agreement	$64,200,000
Investment securities purchased	1,391,560
Directors’ fees	1,520
Unrealized depreciation on unfunded loan commitments	17,437
Net unrealized depreciation on forward foreign currency exchange contracts	17,657
Due to affiliates	37,679
Accrued expenses	191,689
Total liabilities	$65,857,542
NET ASSETS:
Paid-in capital	$207,823,989
Distributable earnings (loss)	(77,074,501)
Net assets	$130,749,488
NET ASSET VALUE PER SHARE:
No par value
Based on $130,749,488/12,374,933 shares	$10.57

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 5/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$6,118,386
Dividends from unaffiliated issuers	28,869
Total Investment Income		$6,147,255
EXPENSES:
Management fees	$727,483
Administrative expenses	27,131
Transfer agent fees	7,511
Shareowner communications expense	20,298
Custodian fees	5,112
Professional fees	102,667
Printing expense	8,854
Directors’ fees	4,468
Interest expense	427,980
Miscellaneous	66,080
Total expenses		$1,397,584
Net investment income		$4,749,671
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$614,861
Forward foreign currency exchange contracts	(1,245)
Other assets and liabilities denominated in foreign currencies	(4,492)	$609,124
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(13,582,900)
Forward foreign currency exchange contracts	(17,657)
Unfunded loan commitments	(13,528)	$(13,614,085)
Net realized and unrealized gain (loss) on investments		$(13,004,961)
Net decrease in net assets resulting from operations		$(8,255,290)

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 39

Statement of Changes in Net Assets

	Six Months
	Ended	Year
	5/31/22	Ended
	(unaudited)	11/30/21
FROM OPERATIONS:
Net investment income (loss)	$4,749,671	$9,582,789
Net realized gain (loss) on investments	609,124	(1,946,821)
Change in net unrealized appreciation (depreciation)
on investments	(13,614,085)	5,966,129
Net increase (decrease) in net assets resulting
from operations	$(8,255,290)	$13,602,097
DISTRIBUTIONS TO SHAREOWNERS:
($0.35 and $0.70 per share, respectively)	$(4,269,148)	$(9,446,022)
Tax return of capital ($— and $0.03 per share, respectively)	—	(356,890)
Total distributions to shareowners	$(4,269,148)	$(9,802,912)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$41,061	$21,722
Cost of shares repurchased through tender offer (Note 9)	—	(136,821,893)
Net increase (decrease) in net assets resulting from Fund
share transactions	$41,061	$(136,800,171)
Net decrease in net assets	$(12,483,377)	$(133,000,986)
NET ASSETS:
Beginning of period	$143,232,865	$276,233,851
End of period	$130,749,488	$143,232,865

	Six Months	Six Months
	Ended	Ended	Year	Year
	5/31/22	5/31/22	Ended	Ended
	Shares	Amount	11/30/21	11/30/21
	(unaudited)	(unaudited)	Shares	Amount
FUND SHARE
TRANSACTION
Shares sold	—	$ —	—	$ —
Reinvestment of
distributions	3,550	41,061	2,296	21,722
Less shares
repurchased through
tender offer (Note 9)	—	—	(12,369,087)	$(136,821,893)
Net increase
(decrease)	3,550	$ 41,061	(12,366,791)	$(136,800,171)

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Statement of Cash Flows (unaudited)

FOR THE SIX MONTHS ENDED 5/31/22

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(8,255,290)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(48,555,258)
Proceeds from disposition and maturity of investment securities	51,014,811
Net sales of short term investments	3,243,933
Net accretion and amortization of discount/premium on investment securities	(462,655)
Net realized gain (loss) on investment security transactions	(614,861)
Change in unrealized depreciation on investments in unaffiliated issuers	13,582,900
Change in unrealized depreciation on forward foreign currency exchange contracts	17,657
Increase in unrealized depreciation on unfunded loan commitments	13,528
Decrease in interest receivable	130,183
Decrease in due to affiliates	(23,144)
Decrease in directors’ fees payable	(51)
Decrease in accrued expenses payable	(23,513)
Net cash, restricted cash and foreign currencies from operating activities	$10,068,240
Cash Flows Used in Financing Activities:
Decrease in overdraft due to custodian	$(549,190)
Borrowing repaid	(5,250,000)
Distributions to shareowners	(4,269,148)
Reinvestment of distributions	41,061
Net cash flows used in financing activities	$(10,027,277)
NET INCREASE (DECREASE) IN CASH AND RESTRICTED CASH	$40,963
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$—
End of period	$40,963
Cash Flow Information:
Cash paid for interest	$428,263

*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months
	Ended	Year Ended
	5/31/22	11/30/21
Cash	$40,963	$—
Foreign currencies, at value	—	—
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$40,963	$—

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 41

Financial Highlights

	Six Months
	Ended		Year	Year		Year		Year	Year
	5/31/22		Ended	Ended		Ended		Ended	Ended
	(unaudited)		11/30/21	11/30/20		11/30/19		11/30/18	11/30/17
Per Share Operating Performance
Net asset value, beginning of period	$ 11.58		$ 11.17	$ 11.83		$12.04		$12.42	$12.50
Increase (decrease) from investment operations:(a)
Net investment income (loss)	$ 0.38		$0.73	$ 0.68		$0.73		$0.74	$0.71
Net realized and unrealized gain (loss) on investments	(1.04)		0.24	(0.60)		(0.20)		(0.40)	(0.06)
Net increase (decrease) from investment operations	$ (0.66)		$0.97	$ 0.08		$0.53		$0.34	$0.65
Accretion to net asset value due to tender offer	—		0.17 (b)	—		—		—	—
Distributions to shareowners:
Net investment income and previously undistributed
net investment income	$ (0.35)		$ (0.70)	$ (0.74	)(c)	$ (0.74	)(c)	$(0.72)	$ (0.73)(c)
Tax return of capital	—		(0.03)	—		—		—	—
Total distributions	$ (0.35)		$ (0.73)	$ (0.74)		$(0.74)		$(0.72)	$(0.73)
Net increase (decrease) in net asset value	$ (1.01)		$0.41	$ (0.66)		$(0.21)		$(0.38)	$(0.08)
Net asset value, end of period	$ 10.57		$ 11.58	$ 11.17		$11.83		$12.04	$12.42
Market value end of period	$ 9.35		$ 11.90	$ 10.73		$10.53		$10.40	$11.47
Total return at net asset value(d)	(5.70	)%(e)	10.54%	1.89%		5.38%		3.34%	5.55%
Total return at market value(d)	(18.83	)%(e)	18.25%	9.96%		8.59%		(3.34)%	3.43%
Ratios to average net assets of shareowners:
Total expenses plus interest expense(f)	2.00	%(g)	1.97%	2.58%		2.90%		2.56%	2.21%
Net investment income available to shareowners	6.80	%(g)	6.25%	6.26%		6.08%		5.98%	5.62%
Portfolio turnover rate	15	%(e)	51%	73%		48%		34%	75%
Net assets, end of period (in thousands)	$ 130,749		$ 143,233	$ 276,234		$292,730		$297,903	$307,195
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.00	%(g)	1.97%	2.58%		2.90%		2.56%	2.21%
Net investment income (loss) to average net assets	6.80	%(g)	6.25%	6.26%		6.08%		5.98%	5.62%

42 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

The accompanying notes are an integral part of these financial statements.

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Total amount of debt outstanding (in thousands)	$64,200	$69,450	$105,450	$139,450	$143,450	$143,450
Asset coverage per $1,000 of indebtedness	$3,037	$3,062	$3,620	$3,099	$3,077	$3,141

(a)	The common share data presented above is based on the average shares outstanding for the period presented.
(b)	See Notes to the Financial Statements Note 9. for additional information.
(c)	The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV”) . A portion of the accumulated net investment income was distributed to shareowners during the year.
(d)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e)	Not annualized.
(f)	Includes interest expense of 0.61%, 0.47%, 0.70%, 1.60%, 1.35% and 0.95%, respectively.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 43

Notes to Financial Statements | 5/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on October 6, 2004. Prior to commencing operations on December 28, 2004, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

44 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance industry valuation model to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 45

prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At May 31, 2022, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry broker valuation model) representing 0.09% of net assets. The value of these fair valued securities was $112,355.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

46 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 47

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$9,446,022
Tax return of capital	356,890
Total	$9,802,912

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2021:

2021
Distributable earnings/(losses):
Capital loss carryforward	$(66,998,801)
Other book/tax temporary differences	(711,354)
Net unrealized appreciation	3,160,092
Total	$(64,550,063)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax treatment of premium and amortization, adjustments relating to insurance linked securities, the tax adjustments relating to credit default swaps and partnerships.

E. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may

48 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also

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may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans. For purposes of the Fund’s investment policies, senior floating rate loans include funds that invest primarily in senior floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

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Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by

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the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyberattacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

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F. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at May 31, 2022 are listed in the Schedule of Investments.

G. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound

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underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H. Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is

54 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

I. Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. As of and for the six months ended May 31, 2022, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

J. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

During the six months ended May 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended May 31, 2022, was $0 and $234,188 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at May 31, 2022, are listed in the Schedule of Investments.

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2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2022, the net management fee was 0.70% (annualized) of the Fund’s average daily managed assets, which was equivalent to 1.04% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, interest expense, acquired fund fees and expenses, and extraordinary expenses, such as litigation costs or extraordinary proxy costs) to the extent required to reduce fund expenses to 1.94% of the average daily net assets of the Fund’s common shares. This expense limitation is in effect through September 15, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $37,679 in management fees, administrative costs and certain other reimbursements payable to the Adviser at May 31, 2022.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the six months ended May 31, 2022, the Fund paid $4,468 in Directors’ compensation, which is reflected on the Statement of Operations as Directors’ fees. At May 31, 2022, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $1,520.

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4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee as is agreed to from time to time by the Fund and AST for providing such services.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty.

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Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of May 31, 2022.

Derivative
Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Assets (b)
State Street
Bank & Trust Co.	$—	$ —	$ —	$ —	$—
Total	$—	$—	$—	$—	$—

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (b)
State Street
Bank & Trust Co.	$(17,657)	$ —	$ —	$ —	$(17,657)
Total	$(17,657)	$—	$—	$—	$(17,657)

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

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Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2022, was as follows:

Statement of Assets and Liabilities
Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	$ —	$ —	$ 17,657	$ —	$ —
Total Value	$ —	$ —	$ 17,657	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2022 was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized
Gain (Loss) on
Forward foreign
currency exchange
contracts	$ —	$ —	$(1,245)	$ —	$ —
Total Value	$ —	$ —	$(1,245)	$ —	$ —

Change in Net
Unrealized Appreciation
(Depreciation) on
Forward foreign
currency exchange
contracts	$ —	$ —	$(17,657)	$ —	$ —
Total Value	$ —	$ —	$(17,657)	$ —	$ —

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7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of May 31, 2022, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
Loan	Principal	Cost	Value	(Depreciation)
athenahealth, Inc.	$130,435	$130,435	$124,851	$(5,584)
East West
Manufacturing LLC	114,285	113,179	108,571	(4,608)
Medical Solutions
Holdings, Inc.	80,000	79,627	76,600	(3,027)
Project Watson
Bridge Loan	1,003,200	1,003,200	1,003,200	—
Service Logic
Acquisition, Inc.	61,194	61,653	58,746	(2,907)
Trident TPI Holdings, Inc.	32,348	32,348	31,037	(1,311)
Total Value	$1,421,462	$1,420,442	$1,403,005	$(17,437)

8. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.

Transactions in common shares for the six months ended May 31, 2022 and the year ended November 30, 2021, were as follows:

	5/31/22	11/30/21
Shares outstanding at beginning of period	12,371,383	24,738,174
Shares outstanding at end of period	12,374,933	12,371,383

9. Tender Offer

The Fund announced a tender offer on August 31, 2020, and commenced the tender offer on November 23, 2020, pursuant to which the Fund offered to purchase up to 50% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 98.5% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately following the expiration date of

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the tender offer. The tender offer expired on December 22, 2020. The tender offer was commenced pursuant to a settlement agreement made by the Board with Saba Capital Management, L.P. and certain associated parties.

The Fund accepted 12,369,087 duly tendered and not withdrawn Shares, representing approximately 50% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $11.0616, equal to 98.5% of the net asset value per Share of $11.23 as of the close of regular trading on the New York Stock Exchange on December 23, 2020, the pricing date stated in the Offer to Purchase. Because the total number of Shares tendered exceeded the number of Shares offered to purchase, all tendered Shares were subject to pro-ration in accordance with the terms of the Offer to Purchase. Under final pro-ration, 86.4% of the Shares tendered were accepted for payment, subject to adjustment for fractional shares. Payment for the accepted Shares was made on December 28, 2020. Following the purchase of the tendered Shares, the Fund had approximately 12,369,087 Shares outstanding.

At December 29, 2020, following the completion of the Fund’s tender offer, Saba Capital Management, L.P. and certain associated parties beneficially owned approximately 6.3% of the Fund’s outstanding Common Shares (based on a Form 13G filed by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein on December 29, 2020). As of December 31, 2021, Saba Capital Management, L.P. and associated parties did not own Shares of the Fund (based on a Form 13G filed by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein on December 29, 2020).

10. Credit Agreement

The Fund has entered into a Revolving Credit Facility (the “Credit Agreement”) with the Bank of Nova Scotia in the amount of $150,000,000. The credit agreement is an “evergreen” facility that renews on a daily basis in perpetuity. Either party may elect to terminate its commitment under the credit agreement upon 179-days written notice.

Interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.95% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date.

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At May 31, 2022, the Fund had a borrowing outstanding under the credit agreement totaling $64,200,000. The interest rate charged at May 31, 2022 was 1.82%. During the six months ended May 31, 2022, the average daily balance was $68,532,418 at an average interest rate of 1.24%. Interest expense of $427,980 in connection with the credit agreement is included on the Statement of Operations.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.

11. Subsequent Events

A monthly distribution was declared on June 3, 2022 of $0.0600 per share payable June 30, 2022 to share owners of record on June 16, 2022.

62 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

Additional Information

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22 63

Directors, Officers and Service Providers

Directors	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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68 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2022 Amundi Asset Management US, Inc. 19389-16-0722

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Floating Rate Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date August 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date August 2, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date August 2, 2022

* Print the name and title of each signing officer under his or her signature.